Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Silver Crest Acquisition Corporation (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2022	/s/ Derek Cheung
Name: Derek Cheung
Title: Chief Executive Officer (Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Silver Crest Acquisition Corporation (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2022	/s/ Derek Cheung
Name: Derek Cheung
Title: Chief Executive Officer (Principal Financial Officer)